UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109
(Address of principal executive offices)                                             (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                     TICKER SYMBOL: ENCPX

SEMI-ANNUAL REPORT
November 30, 2011

ENCOMPASS FUND SEMI-ANNUAL LETTER
~January 2012~

Dear Fellow Shareholders:

Déjà vu all over again. (Thank you, Yogi Berra).

The Encompass Fund is on a fiscal year ending May 31st, and this is the Semi-Annual Report for the six-month period ending November 30, 2011. We will also cover the 2011 calendar year.

The déjà vu reference is to the performance of resource company stocks in the last quarter of 2011 being very similar in nature to the latter part of 2008. During the latter part of 2011, the markets were concerned with European debt problems; possible slowing of growth in China and elsewhere; the slow recovery of the U.S. economy; and continuing high unemployment and deficit spending in the U.S. This uncertainty led to a declining stock market, which manifested itself with a flight out of stocks and into cash, resulting in the smaller capitalization companies, and particularly junior mining companies, being hit hard. Tax loss selling was also prominent.

In 2011, gold sold off from its all-time high in early September of $1,923. It declined 18%, but still finished up about 10% for the year. An index of junior gold mining stocks was down 36% for the year, and an index of senior (producing) gold companies was down almost 10%. Numerous other commodities such as silver, copper, oil, and natural gas declined 20% plus during the year and recovered only modestly by year-end.

Similarly in 2008, you may recall that in the latter part of the year, the markets were disastrous due to the liquidity and credit crisis, margin calls and fund redemptions, the Lehman Brothers bankruptcy, and general and great uncertainty. Gold declined 38% from its high in 2008 to its low, (but still finished up for the calendar year).

These various factors in 2011 led to a decline for Encompass Fund of 29% for the six months ended November 30, 2011, and 31% for the year 2011. The Wilshire 5000 Index declined 7.33% for the six months ending November 30, 2011, and was up 0.98% for the year. Likely due to the market's volatility, some shareholders opted to redeem their shares this past fiscal period, resulting in an additional drop in the Fund's net assets. We appreciate those who subscribe to the idea of long-term investing, as we do.

The déjà vu aspect is that the latter part of 2011 seemed a lot like the latter part of 2008 with regards to market pessimism and wholesale selling of stocks, particularly the smaller companies and resource stocks. The 2008 period was followed by an excellent 2009 with the Encompass Fund up significantly for the calendar year. Past performance is no guarantee of future results, and it certainly remains to be seen if 2012 is similar to 2009. However, the first three weeks of 2012 are encouraging, with Encompass Fund and the Wilshire Index both up as of the date of this letter.

We continue to focus the Fund on resource companies, as we continue to believe that the growth of economies around the world, and the desire of people to improve their quality of life with purchases of automobiles, houses, cell phones, refrigerators etc., and the desire for more and better food, will continue to benefit the resource companies, and ultimately their stock prices.

We are very pleased to report that the Encompass Fund was selected by the Wall Street Journal's "Smart Money" publication as one of the "100 Best Mutual Funds in the World" (February, 2012 issue, "Dozens of funds have apparently made some rather intuitive market moves that have put their shareholders in the black." The challenge for investors, the magazine says "is to find managers who are most likely to do the same going forward - a challenge that led us to our annual best-fund list.").

We appreciate your involvement with the Fund, and look forward to 2012.

Yours very truly,

 Malcolm H. Gissen                                                    Marshall G. Berol

2011 Semi-Annual Report 1

Encompass Fund (Unaudited)

                                             Encompass Fund
                          By Sectors Based on Percent of Net Assets
                                                  (UNAUDITED)

                  *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

November 30, 2011 NAV $10.77

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2011.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Encompass Fund	-19.87%	43.31%	2.86%	1.91%
Wilshire 5000 Index(B)	6.92%	15.24%	0.18%	2.06%

(A)1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year, 5 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2011 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number 1-888-463-3957. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2011 and held through November 30, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2011 to
	June 1, 2011	November 30, 2011	November 30, 2011

Actual	$1,000.00	$710.42	$6.22

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2011 Semi-Annual Report 3

Encompass Fund

		Schedule of Investments
		November 30, 2011 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
620,500	BioExx Specialty Proteins Ltd. * (Canada)	$ 73,021
500,000	Rio Verde Minerals Development Corp. * (Canada)	196,136
		269,157	1.79%
Amusement & Recreation Services
9,000	Live Nation Entertainment, Inc. *	77,760	0.52%
Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	56,717
30,515	L & L Energy, Inc. *	89,104
25,000	SouthGobi Resources Ltd * (Canada)	194,665
		340,486	2.26%
Copper Mining & Processing
750,000	Boxxer Gold Corp. * (Canada)	84,584
800,000	Excelsior Mining Corp. * (Canada)	431,500
11,000	Freeport-McMoRan Copper & Gold Inc.	435,600
600,000	International PBX Ventures Ltd. * (Canada)	152,986
1,000,000	Redhawk Resources, Inc. * (Canada)	456,016
		1,560,686	10.37%
Drug Delivery Systems
100,000	Delcath Systems, Inc. *	258,000	1.71%
Gold Exploration & Mining
800,000	Aguila American Gold Ltd. * (Canada)	196,136
90,000	Atacama Pacific Gold Corp. * (Canada)	353,045
502,500	Avion Gold Corp. * (Canada)	872,242
400,833	Brazil Resources Inc. * (Canada)	487,430
249,167	Brazil Resources Inc. * (Restricted) (Canada)	272,698
1,000,000	Canarc Resource Corp. * (Canada)	132,392
337,000	Caza Gold Corp. * (Canada)	92,537
40,000	Claude Resources Inc. * (Canada)	78,000
2,756	Comstock Mining, Inc. *	4,685
300,000	Corex Gold Corp. * (Canada)	58,841
700,000	Corex Gold Corp. * (Restricted) (Canada)	123,566
68,000	Extorre Gold Mines Limited * (Canada)	612,000
150,000	Gold Standard Ventures Corp. * (Canada)	113,269
800,000	Nortec Minerals Corp. * (Canada)	74,532
3,000,000	Soho Resources Corp. * (Restricted) (Canada)	119,153
		3,590,526	23.86%
Industrial Metals & Minerals
175,000	American Vanadium Corp. * (Canada)	140,728
239,500	Avalon Rare Metals Inc. * (Canada)	799,930
790,000	Aztec Metals Corp. * (Restricted) (Canada)	31,600
550,000	Dacha Strategic Metals Inc. * (Canada)	312,837
375,000	Goldbrook Ventures * (Canada)	84,584
574,850	United States Antimony Corp. *	1,247,424
		2,617,103	17.39%
Industrial Processing
200,000	EnWave Corp. * (Canada)	331,470	2.20%
Insurance (Private Mortgage)
23,000	MGIC Investment Corp. *	66,240	0.44%
Oil & Gas Exploration & Production
1,000,000	Border Petroleum Corp. * (Canada)	191,233
1,400,000	Continental Energy Corp. * (Canada)	63,000
340,000	Dejour Energy Inc. * (Canada)	112,744
1,923,500	GeoPetro Resources Company *	557,623
454,546	GeoPetro Resources Company * **	118,595
83,514	Magnum Hunter Resources Corp. *	401,702
100,000	NiMin Energy Corp. * (Canada)	68,648
400,000	Petrodorado Energy Ltd. * (Canada)	86,300
500,000	Zodiac Exploration Inc. * (Canada)	122,585
		1,722,430	11.45%

* Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represent 0.79% of the portfolio at November 30, 2011, and are consid-
ered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 4

Encompass Fund

		Schedule of Investments
		November 30, 2011 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Oil & Gas Field Services
500,000	Estrella International Energy Services Ltd. * (Canada)	$ 80,906	0.54%
Real Estate Development
1,500,000	360 VOX Corporation * (Canada)	147,102	0.98%
Silver Mining and Processing
41,000	Endeavour Silver Corp. * (Canada)	484,210
200,000	Oremex Silver Inc. * (Canada)	37,266
7,000	Silver Wheaton Corp. (Canada)	235,060
50,000	South American Silver Corp. * (Canada)	77,474
		834,010	5.54%
Uranium Mining & Exploration
240,000	Crosshair Exploration & Mining Corp. * (Canada)	88,848
2,000,000	Tournigan Energy Ltd. * (Canada)	156,909
160,000	UR-Energy Inc. *	174,400
247,000	Uranium Energy Corp. *	753,350
		1,173,507	7.80%
Total for Common Stocks (Cost - $13,269,222)		13,069,383	86.85%
CONVERTIBLE NOTES
250,000	Continental Energy Corp., 10%, 9/16/2012 (Restricted) (Canada)	250,000
Total for Convertible Notes Securities (Cost - $250,000)		250,000	1.66%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	152,986
Total for Corporate Bonds (Cost - $150,365)		152,986	1.02%
PREFERRED STOCK
20,000	Ashford Hospitality Trust Inc., 9% Series E Preferred	482,800
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	103,030
9,000	Magnum Hunter Resources Corp., 8% Series D Preferred	399,690
Total for Preferred Stock (Cost - $1,038,226)		985,520	6.55%
REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc.	133,728
Total for Real Estate Investment Trusts (Cost - $119,474)		133,728	0.89%
WARRANTS
400,000	Aguila American Gold Ltd. * (expires 5-19-2013) (a)	$ -
87,500	American Vanadium Corp. * (expires 9-1-2012) (b)	-
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2012) (c)	-
340,000	Border Petroleum Corp. * (expires 8-2-2012) (d)	-
142,500	Canadian Overseas Petroleum Limited * (expires 12-1-2013) (e)	-
500,000	Canarc Resource Corp. * (expires 6-13-2012) (f)	-
70,000	Caza Gold Corp. * (expires 4-2-2012) (g)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 9-21-2013) (h)	-
75,000	Corex Gold Corp. * (expires 7-15-2012) (i)	-
350,000	Corex Gold Corp. * (Restricted) (expires 8-11-2012) (j)	-
150,000	Crosshair Exploration & Mining Corp. * (expires 11-23-2012) (k)	-
170,000	Dejour Energy Inc. * (expires 2-2-2012) (l)	-

* Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the
Securities Act of 1933. These securities represent 0.79% of the portfolio at November 30, 2011, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Aguila American Gold Ltd. warrants expire May 19, 2013, with an exercise price of $0.65 Canadian.
(b) American Vanadium Corp. warrants expire September 1, 2012, with an exercise price of $1.95 Canadian.
(c) Aztec Metals Corp. warrants expire January 28, 2012, with an exercise price of $0.075 Canadian.
(d) Border Petroleum Corp. warrants expire August 2, 2012, with an exercise price of $0.35 Canadian.
(e) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(f) Canarc Resource Corp. warrants expire June 13, 2012, with an exercise price of $0.22 Canadian.
(g) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(h) Continental Energy Corp. warrants expire September 21, 2013, with an exercise price of $0.12 Canadian.
(i) Corex Gold Corp. warrants expire July 15, 2012, with an exercise price of $0.90 Canadian.
(j) Corex Gold Corp. warrants expire August 11, 2012, with an exercise price of $0.45 Canadian.
(k) Crosshair Exploration & Mining Corp. warrants expire November 23, 2012, with an exercise price of $1.00 Canadian.
(l) Dejour Enterprises Ltd. warrants expire February 2, 2012, with an exercise price of $0.35 Canadian.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 5

Encompass Fund

Schedule of Investments
November 30, 2011 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
WARRANTS
83,000	EnWave Corp. * (expires 8-9-2012) (m)	$ -
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (n)	-
400,000	Excelsior Mining Corp. * (expires 2-28-2013) (o)	-
262,500	GeoPetro Resources Company * (expires 9-30-2013) (p)	-
116,700	GeoPetro Resources Company * (expires 12-31-2013) (q)	-
62,500	GeoPetro Resources Company * (expires 12-23-2013) (r)	-
575,000	GeoPetro Resources Company * (expires 3-2-2014) (s)	-
227,273	GeoPetro Resources Company * ** (expires 4-28-2014) (t)	-
150,000	Gold Standard Ventures Corporation * (expires 9-24-2012) (u)	-
1,982	Magnum Hunter Resources Corp. * (expires 10-14-2013) (v)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2012) (w)	-
100,000	Oremex Silver Inc. * (expires 12-22-2011) (x)	1,961
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (y)	-
500,000	Rio Verde Minerals Development Corp. * (expires 7-28-2016) (z)	-
1,500,000	Soho Resources Corp. * (Restricted) (expires 8-9-2012) (aa)	-
500,000	Tournigan Energy Ltd. * (expires 7-14-2012) (bb)	-
500,000	Tournigan Energy Ltd. * (expires 12-30-2012) (cc)	-
375	Uranium Energy Corp. * (expires 3-1-2012) (dd)	-
Total for Warrants (Cost - $0)		1,961	0.01%
	Total Investments	14,593,578	96.98%
(Cost - $14,827,287)
	Other Assets in Excess of Liabilities	455,102	3.02%
	Net Assets	$ 15,048,680	100.00%

*Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities represent 0.79% of the portfolio at November 30, 2011, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*** Variable rate security; the rate shown was the rate at November 30, 2011.
(m) EnWave Corp. warrants expire August 9, 2012, with an exercise price of $2.25 Canadian.
(n) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(o) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(p) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(q) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(r) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(s) GeoPetro Resources Company warrants expire March 2, 2014, with an exercise price of $0.75.
(t) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(u) Gold Standard Ventures Corporation warrants expire September 24, 2012, with a exercise price of $1.00 Canadian.
(v) Magnum Hunter Resources Corp. warrants expire October 14, 2013, with an exercise price of $10.50.
(w) Nortec Minerals Corp. warrants expire July 7, 2012, with an exercise price of $0.20 Canadian.
(x) Oremex Silver Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(y) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(z) Rio Verde Minerals Development Corp. warrants expire July 28, 2016, with an exercise price of $0.85 Canadian.
(aa) Soho Resources Corp. warrants expire August 9, 2012, with an exercise price of $0.13 Canadian.
(bb) Tournigan Energy Ltd. warrants expire July 14, 2012, with an exercise price of $0.20 Canadian.
(cc) Tournigan Energy Ltd. warrants expire December 30, 2012, with an exercise price of $0.40 Canadian.
(dd) Uranium Energy Corp. warrants expire March 1, 2012, with an exercise price of $4.25.
See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2011

Assets:
Investment Securities at Fair Value	$ 14,593,578
(Identified Cost - $14,827,287)
Cash Held at Broker	122,451
Receivables:
Receivables for Fund Shares Sold	500
Dividends and Interest	2,116
Receivables for Securities Sold	409,353
Total Assets	15,127,998
Liabilities:
Due to Custodian - Net	12,580
Service Fees Payable	5,862
Management Fees Payable	12,273
Shareholder Redemptions	48,603
Total Liabilities	79,318

Net Assets	$ 15,048,680
Net Assets Consist of:
Paid In Capital	$ 16,127,372
Accumulated Net Investment Loss	(74,135)
Accumulated Realized Loss on Investments - Net	(770,848)
Unrealized Depreciation in Value of Investments
Based on Identified Cost - Net	(233,709)
Net Assets, for 1,396,891 Shares Outstanding	$ 15,048,680
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($15,048,680/1,396,891 shares)	$ 10.77
Redemption Price (10.77 x 0.98) (Note 2)	$ 10.55

Statement of Operations (Unaudited)
For the six months ended November 30, 2011

Investment Income:
Dividends (a)	$ 49,246
Interest	26,462
Total Investment Income	75,708
Expenses:
Service Fees (Note 4)	46,972
Management Fees (Note 4)	104,381
Total Expenses	151,353

Net Investment Loss	(75,645)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(511,738)
Realized Gain on Option Transactions	11,400
Net Increase in Unrealized Depreciation on Investments	(6,870,122)
Net Increase in Unrealized Depreciation on Options	(5,400)
Net Realized and Unrealized Loss on Investments	(7,375,860)

Net Decrease in Net Assets Resulting from Operations	$ (7,451,505)

(a) Net of foreign taxes withheld $117. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 7

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2011	6/1/2010
	to	to
	11/30/2011	5/31/2011
Increase/(Decrease) in Net Assets from Operations:
Net Investment Income/(Loss)	$ (75,645)	$ (155,068)
Net Realized Gain/(Loss) on Investments	(511,738)	544,388
Realized Gain on Option Transactions	11,400	148,140
Unrealized Appreciation/(Depreciation) on Investments	(6,870,122)	4,734,392
Unrealized Appreciation/(Depreciation) on Options	(5,400)	52,740
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,451,505)	5,324,592
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	2,914,943	21,611,930
Proceeds From Redemption Fees (Note 2)	23,075	35,596
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(7,903,193)	(8,001,822)
Net Increase/(Decrease) from Shareholder Activity	(4,965,175)	13,645,704
Total Increase/(Decrease)	(12,416,680)	18,970,296
Net Assets at Beginning of Period	27,465,360	8,495,064
Net Assets at End of Period (Including undistributed net investment	$ 15,048,680	$ 27,465,360
income/(loss) of ($74,135) and $0, respectively.)

Share Transactions:
Issued	215,995	1,512,782
Reinvested	0	-
Redeemed	(631,248)	(573,550)
Net Increase/(Decrease) in Shares	(415,253)	939,232
Shares Outstanding Beginning of Period	1,812,144	872,912
Shares Outstanding End of Period	1,396,891	1,812,144

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding	6/1/2011		6/1/2010	6/1/2009		6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to		to	to		to	to	to
	11/30/2011		5/31/2011	5/31/2010		5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$15.16		$9.73	$6.76		$9.39	$11.22	$10.00
Net Investment Income (Loss) (a)	(0.05)		(0.13)	(0.06)		0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(4.35)		5.53	3.03		(2.61)	(1.84)	1.15
Total from Investment Operations	(4.40)		5.40	2.97		(2.57)	(1.74)	1.25
Less Distributions from:
Net Investment Income	0.00		0.00	0.00		(0.06)	(0.07)	(0.03)
Return of Capital	0.00		0.00	0.00		0.00	(0.02)	0.00
Total Distributions	0.00		0.00	0.00		(0.06)	(0.09)	(0.03)
Proceeds from Redemption Fee (Note 2)	0.01		0.03	0.00	+	0.00	0.00	0.00
Net Asset Value -
End of Period	$10.77		$15.16	$9.73		$6.76	$9.39	$11.22
Total Return (b)	(28.96)%	***	55.81%	43.93%		(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$15,049		$27,465	$8,495		$3,458	$3,051	$1,922
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%	1.45%		1.45%	1.45%	1.45%
Ratio of Net Income (Loss) to Average Net Assets	(0.73)%	**	(0.96)%	(0.67)%		0.67%	1.01%	1.15%
Portfolio Turnover Rate	14.28%	***	25.57%	21.50%		37.56%	32.52%	11.26%

+ Amount calculated is less than $0.005.
* Commencement of investment operations.         ** Annualized.           *** Not Annualized.
(a) Calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
NOVEMBER 30, 2011
(UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six month period ended November 30, 2011 proceeds from redemption fees were $23,075.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2011, the sale of which are restricted. The investments have been valued at the following prices by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines which are approved and reviewed by the Board, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2011 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

	Aquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$ 39,085	790,000	$0.040	$ 31,600
Aztec Metals Corp. - Warrants	1/8/2010	0	245,000	0.000	0
Brazil Resources Inc.	8/16/2010	75,987	249,167	1.094	272,698
Continental Energy Corp. *	9/19/2011	250,000	250,000	1.000	250,000
Continental Energy Corp. - Warrants	9/28/2011	0	1,562,500	0.000	0
Corex Gold Corp.	8/10/2011	211,246	700,000	0.177	123,566
Corex Gold Corp. - Warrants	8/10/2011	0	350,000	0.000	0
GeoPetro Resources Company	4/28/2011	250,000	454,546	0.261	118,595
GeoPetro Resources Company - Warrants	4/28/2011	0	227,273	0.000	0
Soho Resources Corp.	7/6/2011	311,910	3,000,000	0.040	119,153
Soho Resources Corp. - Warrants	7/6/2011	0	1,500,000	0.000	0
					$ 915,612
* Convertible Note 10% 9/16/2012.

The restricted securities represented 6.08% of the Fund’s net assets at November 30, 2011. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken on the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liabil-

2011 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

ity in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below: Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$12,403,771	$ 634,012	$ 31,600	$13,069,383
Convertible Notes	0	0	250,000	250,000
Corporate Bonds	152,986	0	0	152,986
Preferred Stock	882,490	103,030	0	985,520
Real Estate Investment Trusts	133,728	0	0	133,728
Warrants	0	1,961	0	1,961
Total	$13,572,975	$ 739,003	$ 281,600	$14,593,578

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of level 1 or level 2 as of the end of the reporting period. As of November 30, 2011, preferred stock with a fair value of $103,030 was transferred from level 3 to level 2. Following the lifting of certain restrictions, management transferred the preferred stock. No other transfers to or from level 3 occurred during the period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

Common Stock
Beginning balance at May 31, 2011	$ 381,600
Total realized gain (loss)	0
Change in unrealized appreciation (depreciation)	3,030
Purchases	250,000
Sales	(250,000)
Net transfers in/out of level 3	(103,030)
Ending balance at November 30, 2011	$ 281,600

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at November 30, 2011 includes $0.

The following table shows transfers between level 1 and level 2 of the fair value heirarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
3,400,820	-	-	3,400,820

Financial assets were transferred from level 2 to level 1 when the underlying positions were no longer restricted securities.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including convertible notes, corporate bonds, preferred stock, real estate investment trusts and warrants). Equity securities that are traded on any exchange or

2011 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of November 30, 2011) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2011, the Adviser earned management fees totaling $104,381, of which $12,273 was still due to the Adviser at November 30, 2011. For the same period the Adviser earned services fees of $46,972, of which $5,862 was still due to the Adviser at November 30, 2011.

2011 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees’ fees by the Fund's Adviser for the six month period ended November 30, 2011.

5.) INVESTMENT TRANSACTIONS

For the six month period ended November 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,153,726 and $2,571,679, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at November 30, 2011 was $14,827,287.

At November 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$4,062,771	($4,296,480)	($233,709)

There was no difference between book cost and tax cost.

6.) PUT & CALL OPTIONS
As of November 30, 2011, Fund portfolio securities valued at $0 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the six month period ended November 30, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2011	100	$11,400
Options written	75	$13,675
Options exercised	(75)	($13,675)
Options expired	(100)	($11,400)
Options terminated in closing purchase transactions	0	$0
Options outstanding at November 30, 2011	0	$0

There were no purchased options transactions during the six month period ended November 30, 2011.

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	$0

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended May 31, 2011 by the Fund are recorded in the following locations in the statement of operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Realized Gain		Net Increase/(Decrease)
Transactions	(Loss) on Options	$11,400	in Unrealized Appreciation	($5,400)
	Transactions		on Options

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

7.) TAX MATTERS
There were no distributions paid during the six month period ended November 30, 2011 and during the fiscal year ended May 31, 2011.

2011 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2011 was $16,127,372 representing 1,396,891 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2011, Charles Schwab & Co. Inc. located in San Francisco, California held for the benefit of others, in aggregate, approximately 65.08% of the Fund and therefore may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT
In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles ("GAAP") and International Financial Reporting Standards ("IFRS"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

2011 Semi-Annual Report 14

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      President

Date:     February 6, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      President

Date:     February 6, 2012

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      Chief Financial Officer

Date:     February 6, 2012